SUPPLEMENT

DATED MARCH 29, 2012 TO

THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS DATED JANUARY 30, 2012

On March 27, 2012, the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”) approved a Plan of Liquidation for The Hartford Global Enhanced Dividend Fund (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or about May 18, 2012 (the “Liquidation Date”).  The Board concluded that it is in the best interest of the Fund to liquidate the Fund after careful consideration of the Fund’s current structure and ability to gain traction in the market.

Prior to the Liquidation Date, the Fund will begin to convert all portfolio securities of the Fund to cash or cash equivalents.  During this time, the Fund is not expected to pursue its investment objectives or policies.

In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will automatically be redeemed by the Fund on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for.  The distribution of the Liquidation proceeds will occur on the Liquidation Date, and will be made to the shareholders of record as of the close of business on the business day preceding the Liquidation Date.

This Supplement should be retained with your Prospectus for future reference.

March 2012